Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT



I, John C.K. Hui, President and Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended May 31, 2007, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 23, 2007

                                           /s/ John C.K. Hui
                                           -------------------------------------
                                           John C.K. Hui
                                           President and Chief Executive Officer





I, Tricia Efstathiou, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended May 31, 2007, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 23, 2007

                                           /s/ Tricia Efstathiou
                                           -------------------------------------
                                           Tricia Efstathiou
                                           Chief Financial Officer